Ryerson Quarterly Release Presentation Q4 2022 Exhibit 99.2

31 Important Information About Ryerson Holding Corporation These materials do not constitute an offer or solicitation to purchase or sell securities of Ryerson Holding Corporation (“Ryerson” or “the Company”) or its subsidiaries and no investment decision should be made based upon the information provided herein. Ryerson strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at https://ir.ryerson.com/financials/sec-filings/default.aspx. This site also provides additional information about Ryerson. Safe Harbor Provision Certain statements made in this presentation and other written or oral statements made by or on behalf of the Company constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding our future performance, as well as management's expectations, beliefs, intentions, plans, estimates, objectives, or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as “objectives,” “goals,” “preliminary,” “range,” “believes,” “expects,” “may,” “estimates,” “will,” “should,” “plans,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The Company cautions that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements as a result of various factors. Among the factors that significantly impact our business are: the cyclicality of our business; the highly competitive, volatile, and fragmented metals industry in which we operate; the impact of geopolitical events, including Russia’s invasion of Ukraine and global trade sanctions; fluctuating metal prices; our substantial indebtedness and the covenants in instruments governing such indebtedness; the integration of acquired operations; regulatory and other operational risks associated with our operations located inside and outside of the United States; impacts and implications of adverse health events, including the COVID-19 pandemic; work stoppages; obligations under certain employee retirement benefit plans; the ownership of a majority of our equity securities by a single investor group; currency fluctuations; and consolidation in the metals industry. Forward-looking statements should, therefore, be considered in light of various factors, including those set forth above and those set forth under “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2022, and in our other filings with the Securities and Exchange Commission. Moreover, we caution against placing undue reliance on these statements, which speak only as of the date they were made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise.. Non-GAAP Measures Certain measures contained in these slides or the related presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnotes. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is included in the Appendix.

Q4 and FY 2022 Highlights Record full-year Net Income attributable to Ryerson Holding Corporation of $391.0 million with Adjusted EBITDA1, excluding LIFO of $582.0 million Generated full-year revenue of $6.3 billion and fourth quarter revenue of $1.3 billion Record full-year Diluted EPS2 of $10.21 and fourth quarter loss per share of $0.65 Generated operating cash flow of $501.2 million for the full-year and $181.6 million in the fourth quarter Reduced debt to $367 million and net debt3 to $328 million from $639 million and $588 million, compared to December 31, 2021 Hosted Investor Day at the NYSE in November, outlining financial priorities and Next Phase Targets Published inaugural ESG Report Announced a first quarter 2023 dividend of $0.17 per share, a 6.3% increase from the prior quarter 1For EBITDA, Adjusted EBITDA and Adj EBITDA excluding LIFO please see Appendix; 2Earnings per Share; 3Net Debt is defined as Long Term Debt plus Short-Term Debt less Cash and Cash Equivalents and excludes Restricted Cash

FY 2022 Company Highlights Recap Transformed the balance sheet with total debt declining to $367 million and net debt declining to $328 million, compared to $639 million and $588 million as of December 31, 2021 Grew book value of equity1 by 64% to $893 million from $545 million in 2021 Redeemed $300 million of 8.50% Senior Secured Notes, retiring the notes and saving an estimated $25 million per year on pre-tax interest expense Improved financial flexibility by amending and upsizing the Revolving Credit Facility to $1.3 billion Achieved major milestones at two new state-of-the art facilities, ramping up operations at the newly built service center at Centralia, WA and breaking ground at our University Park, IL campus Acquired four value-add businesses: Ford Tool Steels, Inc., Apogee Steel Fabrication Incorporated, Howard Precision Metals, Inc. and Excelsior, Inc. Announced target of 80% reduction in scope 1 and 2 emissions by 2040 in inaugural ESG report Returned approximately $70 million to shareholders in the form of share repurchases and dividends Repurchased 1.7 million shares while increasing the free float to 57% of shares outstanding, up from 46%  Authorized a new, two-year, $75 million share repurchase program after having completed the prior $50 million program Annual dividends declared per share increased to 53.5 cents, up from 16.5 cents in 2021 1Book value of Equity is defined as Total Assets less Total Liabilities

Macro & Commodities Commodity indices trending higher Sources: Bloomberg: prices through December 31, 2022; Futures prices as of February 2, 2023; Federal Reserve, Industrial Production Index monthly year-over-year change; Bloomberg, U.S. Manufacturing PMI  Commodity Prices Since Dec. 2017 U.S. ISM Purchasing Managers Index U.S. Industrial Production

RYERSON

Sequential Q4 2022 End-Market Trends

North American volumes experienced seasonal slowdown

QoQ Volume		2022 Sales Mix[1]
↓	**Metal Fab and Machine Shop**	25%
↓	**Industrial Equipment**	19%
↓	**Commercial Ground Transportation**	14%
↓	**Food & Ag**	10%
↓	**Consumer Durable**	9%
↓	**Construction/Heavy Equipment**	9%
↓	**HVAC**	7%
↓	**Oil & Gas**	4%

Commentary

Ryerson's fourth quarter North American shipments reflected the normal seasonal trend, as most of our end-markets saw softer customer activity compared to the previous quarter.

We also saw declines due to customers deferring restocking influenced by inflationary pressures and a rising interest rate environment.

We expect first quarter shipments to recover on normal seasonality and expect an uptick in sequential volumes.

[1]2022 Sales Mix Excludes Other Industry Sectors which represent approximately 3% of Ryerson sales mix;
Sales Mix based on 2022 results as disclosed in Ryerson's Annual Report on Form 10-K for the year ended December 31, 2022

6

Q1 2023 Guidance Anticipate a sequentially higher Q1 from higher shipment volumes Net Sales Net Income1 Adj. EBITDA, excl. LIFO $1.37 - 1.43B $36 - 39M $78 - 82M First quarter revenue guidance of $1.37B to $1.43B assumes: Average Selling Price down 1% to 3% Shipments increase up 10% to 12%  Diluted Earnings per Share 1Net Income attributable to Ryerson Holding Corporation; 2Diluted EPS of $1.02 represents the midpoint of our $0.98 - $1.06 guidance range. See Ryerson’s 8-K filed on February 22, 2023 2

Q4 2022 Selected Financial & Operating Metrics See Ryerson’s 8-K filed on February 22, 2023. 1Free Cash Flow Yield is calculated based on quarterly cash flow divided by period end market capitalization Q4 2022 Investment FY 2022 $34M $105M Capital Investment Expenses Expenses / Sales +$4M +270 bps Expense Management Compared to Q3 2022 Inventory Days of Supply Cash Conversion Cycle 90 92 Asset Management Cash from operating activities Free Cash Flow Yield1 $182M 13.2% Cash Flow Investing in speed, value-add, automation and digitalization Expenses increased $4.0M, or 2%, sequentially Fourth quarter cash flow generation was driven by working capital release The increase in the Company’s cash conversion cycle was driven by a sequential increase in days of supply

Capital Allocation Plan Strong free cash flow generation $105M in ’22 $71M for modernization and and Value-Add Raised quarterly dividend to $0.17 per share for Q1’23 Track record of successful acquisitions $50M repurchased in ’22; New $75M authorization CAPEX DIVIDENDS BUYBACKS M&A supports increases in 4 key pillars of Capital Allocation 9

Ryerson distributed its sixth quarterly cash dividend and completed ~$0.9M in share repurchases in fourth quarter. On February 22, 2022, the Board of Directors approved a sixth dividend increase, raising the Company’s first quarter of 2023 dividend to $0.17 per share  $0.16 per Share Return of capital to investors and $0.9M  Share repurchases completed in Q4 2022 from the $75M authorized for the 2-year period ending August 2024  Q4 2022 Allocation: $0.17 per Share Return of capital to investors Q1 2023 Announced:  Ryerson’s dividend increase reflects stronger balance sheet as well as management’s confidence in the future trajectory of the Company Capital Allocation Plan Update

Dividend Payments Trend Higher Stronger capital structure allows for greater returns to shareholders 1 1Yield for 2021 is based on actual payments and non-annualized; Based on closing share price as of December 31, 2021 of $25.71. Yield for 2022 is based on closing share price as of December 30, 2022 of $30.26 11

1 Net Income attributable to Ryerson Holding Corporation; A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in the Appendix. See Ryerson’s 8-K filed on February 22, 2023 Q4 2022 Key Financial Metrics  Net Sales Gross Margin Net Income (Loss)1  Diluted Earnings (Loss) per Share Debt $1.3B 12.7% ($24.1M) ($0.65) $367M -16.5% QoQ -490 bps QoQ -$79.2M QoQ -$2.11 QoQ -$110M QoQ Tons Shipped Gross Margin, excl. LIFO Adj. EBITDA  excl. LIFO Adjusted Diluted Earnings (Loss) per Share Net Debt 465k 15.3% $28.7M ($0.65) $328M -9.2% QoQ -90 bps QoQ -$49.8M QoQ -$2.13 QoQ -$98M QoQ

1 Net Income attributable to Ryerson Holding Corporation; A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in the Appendix. See Ryerson’s 8-K filed on February 22, 2023 FY 2022 Key Financial Metrics  Net Sales Gross Margin Net Income1  Diluted Earnings per Share Debt $6.3B 20.7% $391.0M $10.21 $367M +11.4% YoY +50 bps YoY +$96.7M YoY +$2.65 YoY -$272M YoY Tons Shipped Gross Margin, excl. LIFO Adj. EBITDA  excl. LIFO Adjusted Diluted Earnings per Share Net Debt 2,029k 19.8% $582.0M $10.54 $328M -3.2% YoY -690 bps YoY -$278.6M YoY +$3.08 YoY -$260M YoY

Intelligent Network of Industrial Metals Service Centers Say “yes” culture ~100 company-operated locations Hundreds of “virtual” locations Dedicated logistics network Availability, speed, ease, consistency Advanced value-add Diversified (metals mix, ~40k customers, ~75k products) 24/7 e-commerce platform 180 years of continuous operations as an industry leader beginning in 1842 Great customer experiences at speed, scale and consistency $6.3B  Net Sales FY 2022 $10.21  Diluted Earnings per Share FY 2022

Appendix

Debt Opportunistically Retired Consistently driven down high-yield debt as part of financial transformation strategy Q1 ’22 $63.1M repurchased via open-market Q2 ’22 $186.9M repurchased via oversubscribed tender and open-market Q3 ’22 $50M redeemed using special redemption option 1Chart represents outstanding bond balance at end of indicated quarters 1 Notes Outstanding, $M Trade Price, $ Recent Debt Retired

Sequential increase in Liquidity and decrease in Net Debt Global liquidity increased to $909M in Q4 ’22 from $906M in Q3 ’22 Leverage maintained at historic low range 0.6x Stronger Liquidity to Fund Operations and Investments Cash and Cash Equivalents Foreign Availability North American Availability

Tons Sold (000’s) Quarterly Financial Highlights 1 Net Income attributable to Ryerson Holding Corporation A reconciliation of non-GAAP financial measures to the comparable GAAP measure is included in this Appendix Average Selling Price Per Ton Gross Margin & Gross Margin, excl. LIFO Adj EBITDA, excl. LIFO & Net Income Margin %1

Ryerson Book Value and Balance Sheet Transformation 12021 includes $12M of deferred pension contributions as allowed under the CARES Act; 2Q3 2022 represents Trailing Twelve Months figures;3Avg. Competitor includes Klockner, Olympic, Reliance and Russel Fixed Cash Commitments 2 2 3 3 1

Non-GAAP Reconciliation: Quarterly Adjusted EBITDA, excl. LIFO 21

Adjusted Net Income Reconciliation (Dollars and shares in millions, except per share data) Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Net income (loss) attributable to Ryerson Holding Corporation1 $106.4 $163.6 $196.4 $55.1 ($24.1) Gain on sale of assets (1.9) - (3.8) - - Gain on bargain purchase - - - (0.6) - Loss on retirement of debt - 5.3 14.5 1.5 - Provision (benefit) for income taxes 0.5 (1.4) (2.7) (0.2) - Adjusted net income (loss) attributable to Ryerson Holding Corporation $105.0 $167.5 $204.4 $55.8 ($24.1) Diluted earnings (loss) per share $2.71 $4.17 $5.10 $1.46 ($0.65) Adjusted diluted earnings (loss) per share $2.68 $4.27 $5.31 $1.48 ($0.65) Shares outstanding - diluted 39.2 39.2 38.5 37.8 37.0

Non-GAAP Reconciliations: Net Debt ($M) Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Total debt 639.3 551.3 533.5 476.9 367.0 Less: cash and cash equivalents (51.2) (44.7) (41.4) (50.9) (39.2) Net Debt $588.1 $506.6 $492.1 $426.0 $327.8 TTM Adj. EBITDA, excl. LIFO $ 860.6 $ 987.7 $ 1,014.5 $ 792.0 $ 582.0 Net Debt / Adj. EBITDA excl. LIFO 0.7x 0.5x 0.5x 0.5x 0.6x

31 Note: EBITDA represents net income before interest and other expense on debt, provision for income taxes, depreciation, and amortization. Adjusted EBITDA gives further effect to, among other things, reorganization expenses, gain on bargain purchase, gain on sale of assets, loss on retirement of debt, loss on pension settlement, and foreign currency transaction gains and losses. We believe that the presentation of EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), provides useful information to investors regarding our operational performance because they enhance an investor’s overall understanding of our core financial performance and provide a basis of comparison of results between current, past, and future periods. We also disclose the metric Adjusted EBITDA, excluding LIFO expense (income), to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), are three of the primary metrics management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of our business without the effect of U.S. generally accepted accounting principles, or GAAP, expenses, revenues, and gains (losses) that are unrelated to the day to day performance of our business. We also establish compensation programs for our executive management and regional employees that are based upon the achievement of pre-established EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), targets. We also use EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), to benchmark our operating performance to that of our competitors. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), do not represent, and should not be used as a substitute for, net income or cash flows from operations as determined in accordance with generally accepted accounting principles, and neither EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), is necessarily an indication of whether cash flow will be sufficient to fund our cash requirements. This release also presents gross margin, excluding LIFO expense (income), which is calculated as gross profit minus LIFO expense (income), divided by net sales. We have excluded LIFO expense (income) from gross margin and Adjusted EBITDA as a percentage of net sales metrics in order to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories as we do. Our definitions of EBITDA, Adjusted EBITDA, Adjusted EBITDA, excluding LIFO expense (income), gross margin, excluding LIFO expense (income), and Adjusted EBITDA, excluding LIFO expense (income), as a percentage of sales may differ from that of other companies. Adjusted Net income and Adjusted Earnings per share is presented to provide a means of comparison with periods that do not include similar adjustments. Non-GAAP Reconciliation 24